                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------
Board of Directors


Enrique R. Arzac/2,4/      Douglas G. Ober/1/
Daniel E. Emerson/1,3/     Landon Peters/1,3/
Edward J. Kelly, III/1,4/  John J. Roberts/2,4/
Thomas H. Lenagh/3,4/      Susan C. Schwab/1,3/
W.D. MacCallan/2,4/        Robert J.M. Wilson/1,3/
W. Perry Neff/1,2/

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee

Officers

Douglas G. Ober            Chairman and
                            Chief Executive Officer
Richard F. Koloski         President
Joseph M. Truta            Executive Vice President
Nancy J.F. Prue            Vice President--Research
Lawrence L. Hooper, Jr.    Vice President, Secretary
                            and General Counsel
Maureen A. Jones           Vice President and
                            Chief Financial Officer
Christine M. Sloan         Assistant Treasurer
Geraldine H. Pare          Assistant Secretary

                                   --------
                                  Stock Data
                                   --------

Price (6/30/02)           $ 22.77
Net Asset Value (6/30/02) $ 24.55
Discount:                    7.3%

New York Stock Exchange and Pacific Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

                               ----------------
                             Distributions in 2002
                               ----------------

                         From Investment Income
                           (paid or declared)    $0.30
                         From Net Realized Gains  0.09
                                                 -----
                         Total                   $0.39
                                                 =====

                            -----------------------
                          2002 Dividend Payment Dates
                            -----------------------

            March 1, 2002
            June 1, 2002
            September 1, 2002
            December 27, 2002*

        *Anticipated


[LOGO] Petroleum & Resources Corporation

           [LOGO] PETROLEUM & RESOURCES CORPORATION
                                        (R)
                                  SEMI-ANNUAL REPORT
          --------------------
                    June 30, 2002

                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------


We submit herewith the financial statements of the Corporation for the six months ended June 30, 2002. In addition, there is the report of independent accountants, a schedule of investments, along with other financial information.

Net assets of the Corporation at June 30, 2002 were $24.55 per share, compared with $24.90 per share at December 31, 2001 on the 21,147,563 shares outstanding on each date. On March 1, 2002, a distribution of $0.13 per share was paid consisting of $0.08 from 2001 long-term capital gain, $0.01 from 2001 short-term capital gain, $0.03 from 2001 investment income and $0.01 from 2002 investment income, all taxable in 2002. A 2002 investment income dividend of $0.13 per share was paid on June 1, 2002 and another $0.13 investment income dividend has been declared to shareholders of record August 16, 2002, payable September 1, 2002.

Net investment income for the six months ended June 30, 2002 amounted to $4,655,158, compared with $4,874,989 for the same period in 2001. These earnings are equal to $0.22 and $0.23 per share, respectively, on the average number of shares outstanding during each period.

Net capital gain realized on investments for the six months ended June 30, 2002 amounted to $6,519,269, the equivalent of $0.31 per share.

Mr. Koloski, who has been your President since 1986, has announced his intention to retire on March 31, 2003. We will utilize the intervening nine months to make an orderly transition in the management team.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at its site on the Internet. The address for the site is www.peteres.com. Also available at the website are a brief history of the Corporation, historical financial information, and more general industry material. Further information regarding shareholder services is located on page 13 of this report.

The Corporation is an internally-managed equity fund emphasizing petroleum and other natural resource investments. The investment policy of the fund is based on the primary objectives of preservation of capital, the attainment of reasonable income from investments and, in addition, an opportunity for capital appreciation.

By order of the Board of Directors,
/s/ DOUGLAS G. OBER
Douglas G. Ober,
Chairman and
Chief Executive Officer
/s/ Richard F. Koloski
Richard F. Koloski,
President

July 19, 2002

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                 June 30, 2002

Assets
Investments* at value:
 Common stocks and convertible securities
   (cost $272,016,655)                                          $459,763,606
 Short-term investments (cost $57,166,839)                        57,166,839 $516,930,445
--------------------------------------------------------------------
Cash                                                                              130,929
Securities lending collateral                                                  83,683,948
Receivables:
 Investment securities sold                                                     3,081,815
 Dividends and interest                                                           467,232
Prepaid expenses and other assets                                               1,973,446
-----------------------------------------------------------------------------------------
    Total Assets                                                              606,267,815
-----------------------------------------------------------------------------------------
Liabilities
Investment securities purchased                                                 1,986,121
Open written option contracts at value (proceeds $232,519)                        221,000
Obligations to return securities lending collateral                            83,683,948
Accrued expenses                                                                1,248,489
-----------------------------------------------------------------------------------------
    Total Liabilities                                                          87,139,558
-----------------------------------------------------------------------------------------
    Net Assets                                                               $519,128,257
-----------------------------------------------------------------------------------------
Net Assets
Common Stock at par value $1.00 per share, authorized
  50,000,000 shares; issued and outstanding 21,147,563 shares                $ 21,147,563
Additional capital surplus                                                    301,405,045
Undistributed net investment income                                             2,324,094
Undistributed net realized gain on investments                                  6,493,085
Unrealized appreciation on investments                                        187,758,470
-----------------------------------------------------------------------------------------
    Net Assets Applicable to Common Stock                                    $519,128,257
-----------------------------------------------------------------------------------------
    Net Asset Value per Share of Common Stock                                      $24.55
-----------------------------------------------------------------------------------------

* See Schedule of Investments on pages 8 and 9.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                        Six Months Ended June 30, 2002

Investment Income
 Income:
   Dividends                                                             $  5,356,951
   Interest and other income                                                  504,250
--------------------------------------------------------------------------------------
      Total income                                                          5,861,201
--------------------------------------------------------------------------------------
 Expenses:
   Investment research                                                        405,584
   Administration and operations                                              230,944
   Directors' fees                                                            107,750
   Reports and stockholder communications                                     131,018
   Transfer agent, registrar and custodian expenses                            88,937
   Auditing and accounting services                                            35,352
   Legal services                                                              30,963
   Occupancy and other office expenses                                         76,083
   Travel, telephone and postage                                               49,940
   Other                                                                       49,472
--------------------------------------------------------------------------------------
      Total expenses                                                        1,206,043
--------------------------------------------------------------------------------------
      Net Investment Income                                                 4,655,158
--------------------------------------------------------------------------------------
Realized Gain and Change in Unrealized Appreciation on Investments
 Net realized gain on security transactions                                 6,519,269
 Change in unrealized appreciation on investments                         (13,039,607)
--------------------------------------------------------------------------------------
      Net Loss on Investments                                              (6,520,338)
--------------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                           $ (1,865,180)
--------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Six Months Ended    Year Ended
                                                                  June 30, 2002   December 31, 2001
                                                                 ---------------- -----------------
From Operations:
 Net investment income                                             $  4,655,158     $  10,098,102
 Net realized gain on investments                                     6,519,269        22,308,303
 Change in unrealized appreciation on investments                   (13,039,607)     (164,346,055)
---------------------------------------------------------------------------------------------------
   Change in net assets resulting from operations                    (1,865,180)     (131,939,650)
---------------------------------------------------------------------------------------------------
Dividends to Stockholders from:
 Net investment income                                               (3,595,082)       (8,877,046)
 Net realized gain from investment transactions                      (1,903,279)      (22,032,850)
---------------------------------------------------------------------------------------------------
   Decrease in net assets from distributions                         (5,498,361)      (30,909,896)
---------------------------------------------------------------------------------------------------
From Capital Share Transactions:
 Value of shares issued in payment of distributions                     --             13,159,002
 Cost of shares purchased (Note 4)                                      --            (11,990,525)
---------------------------------------------------------------------------------------------------
   Change in net assets from capital share transactions                 --              1,168,477
---------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                           (7,363,541)     (161,681,069)
Net Assets:
 Beginning of period                                                526,491,798       688,172,867
---------------------------------------------------------------------------------------------------
 End of period (including undistributed net investment income of
   $2,324,094 and $1,264,018, respectively)                        $519,128,257     $ 526,491,798
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation--Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income--Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2.  FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at June 30, 2002 was $329,374,671, and net unrealized appreciation aggregated $187,788,293, of which the related gross unrealized appreciation and depreciation were $ 204,325,597 and $16,537,304, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3.  INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than options and short-term investments, during the six months ended June 30, 2002 were $23,457,902 and $22,763,580, respectively. Options may be written or purchased by the Corporation. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing options is limited to the premium originally paid. Option transactions comprised an insignificant portion of operations during the period ended June 30, 2002. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4.  CAPITAL STOCK

The Corporation has 5,000,000 unissued preferred shares without par value.

On December 27, 2001, the Corporation issued 579,054 shares of its Common Stock at a price of $22.725 per share (the average market price on December 10, 2001) to stockholders of record November 19, 2001 who elected to take stock in payment of the distribution from 2001 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2002 and 2001 were as follows:

                                    Shares                   Amount
                            ----------------------  -----------------------
                            Six months              Six months
                              ended     Year ended    ended     Year ended
                             June 30,  December 31,  June 30,  December 31,
                               2002        2001        2002        2001
                            ---------- ------------ ---------- ------------
    Shares issued in
     payment of dividends       --        579,054       --     $ 13,159,002
    ------------------------------------------------------------------------
       Total increase           --        579,054       --     $ 13,159,002
    ------------------------------------------------------------------------
    Shares purchased (at an
     average discount from
     net asset value of
     16.6% in 2001)             --       (429,150)      --      (11,990,525)
    ------------------------------------------------------------------------
       Total decrease           --       (429,150)      --     $(11,990,525)
    ------------------------------------------------------------------------
    Net change                  --        149,904       --     $  1,168,477
    ------------------------------------------------------------------------

The Corporation held a total of 42,832 shares at June 30, 2002 and December 31, 2001 at a total cost of $1,061,166.

--------------------------------------------------------------------------------


The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporation's Common Stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2002, there were 148,997 options outstanding at a weighted average exercise price of $17.1543 per share. During the six months ended June 30, 2002, the Corporation granted options including stock appreciation rights for 23,769 shares of common stock with an exercise price of $23.1350. During the period stock appreciation rights relating to 9,127 stock option shares were exercised at a weighted average market price of $24.0679 per share and the stock options relating to these rights, which had a weighted average exercise price of $12.1740, were cancelled. At June 30, 2002, there were outstanding exercisable options to purchase 39,435 common shares at $9.7117-$25.9338 per share (weighted average price of $15.9478) and unexercisable options to purchase 124,204 common shares at $9.7117-$25.9338 per share (weighted average price of $18.9227). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 4.8515 years and 6.5014 years, respectively. The total compensation expense for stock options and stock appreciation rights recognized for the six months ended June 30, 2002 was $26,472. At June 30, 2002, there were 274,929 shares available for future option grants.

5.  RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets, consisting primarily of investments in individual stocks, bonds and mutual funds were $4,342,486. In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 7.25%, the expected rate of annual salary increases was 7.0%, and the long-term expected rate of return on plan assets was 8.0%. The projected benefit obligation as of June 30, 2002 was $3,548,094. Prepaid pension cost included in other assets at June 30, 2002 was $1,617,896.

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6.  EXPENSES

The cumulative amount of accrued expenses at June 30, 2002 for employees and former employees of the Corporation was $1,173,573. Aggregate remuneration paid or accrued during the six months ended June 30, 2002 to officers and directors amounted to $438,510.

7.  PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At June 30, 2002, the Corporation had outstanding loans of $81,176,191 and held collateral of $83,683,948.

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                            -------------------
                                             Six Months Ended
                                            ------------------
                                                                          Year Ended December 31
                                            June 30,  June 30, --------------------------------------------
                                              2002      2001     2001     2000     1999     1998     1997
                                            --------  -------- -------- -------- -------- -------- --------
Per Share Operating Performance*
Net asset value, beginning of period          $24.90    $32.69   $32.69   $26.32   $22.87   $27.64   $24.73
-----------------------------------------------------------------------------------------------------------
Net investment income                           0.22      0.23     0.49     0.37     0.48     0.55     0.51
Net realized gains and change in unrealized
 appreciation (depreciation) and other
 changes                                      (0.31)    (3.02)   (6.84)     7.46     4.51   (3.79)     3.95
-----------------------------------------------------------------------------------------------------------
Total from investment operations              (0.09)    (2.79)   (6.35)     7.83     4.99   (3.24)     4.46
-----------------------------------------------------------------------------------------------------------
Capital share repurchases                         --      0.05     0.06     0.28     0.01       --       --
-----------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income          (0.17)    (0.18)   (0.43)   (0.39)   (0.48)   (0.52)   (0.51)
Distributions from net realized gains         (0.09)    (0.08)   (1.07)   (1.35)   (1.07)   (1.01)   (1.04)
-----------------------------------------------------------------------------------------------------------
Total distributions                           (0.26)    (0.26)   (1.50)   (1.74)   (1.55)   (1.53)   (1.55)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                $24.55    $29.69   $24.90   $32.69   $26.32   $22.87   $27.64
-----------------------------------------------------------------------------------------------------------
Per share market price, end of period         $22.77    $27.25   $23.46   $27.31   $21.50   $20.42   $24.33
Total Investment Return
Based on market price                         (1.9)%      0.6%   (8.7)%    36.1%    13.3%  (10.0)%    11.7%
Based on net asset value                      (0.3)%    (8.4)%  (19.0)%    33.1%    23.8%  (11.1)%    18.9%
Ratios/Supplemental Data
Net assets, end of period (in 000's)        $519,128  $612,832 $526,492 $688,173 $565,075 $474,821 $556,453
Ratio of expenses to average net assets       0.46%+    0.38%+    0.35%    0.59%    0.43%    0.31%    0.47%
Ratio of net investment income to average
 net assets                                   1.76%+    1.48%+    1.67%    1.24%    1.86%    2.13%    1.91%
Portfolio turnover                            9.71%+    8.25%+    6.74%    7.68%   11.89%   12.70%   13.09%
Number of shares outstanding at end of
 period (in 000's)*                           21,148    20,641   21,148   21,054   21,471   20,762   20,134
                                            -------------------

--------
*Prior years have been adjusted to reflect the 3-for-2 stock split effected in October, 2000.
+Ratios presented on an annualized basis.

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                 June 30, 2002

                                                Shares    Value (A)
                                               --------- ------------
          Stocks And Convertible Securities -- 88.6%
            Energy -- 77.5%
             Internationals -- 30.2%
              BP plc ADR                         482,000 $ 24,336,180
              ChevronTexaco Corp.                300,000   26,550,000
              Exxon Mobil Corp.                1,200,000   49,104,000
              Royal Dutch Petroleum Co.          720,000   39,794,400
              "Shell" Transport and
               Trading Co., plc ADR              150,000    6,751,500
              TotalFinaElf ADR (B)               125,000   10,112,500
                                                         ------------
                                                          156,648,580
                                                         ------------
             Domestics -- 7.8%
              Amerada Hess Corp. (B)              80,000    6,600,000
              Conoco Inc.                        300,000    8,340,000
              Kerr McGee Corp. (B)               177,153    9,486,543
              Murphy Oil Corp.                    83,500    6,888,750
              Unocal Capital Trust
               $3.125 Conv. Pfd.                  72,540    3,663,995
              Unocal Corp.                       150,000    5,541,000
                                                         ------------
                                                           40,520,288
                                                         ------------
             Producers -- 12.5%
              Anadarko Petroleum Corp. (B)       250,000   12,325,000
              Apache Corp. (B)                   154,000    8,851,920
              Devon Energy Corp. (B)              80,000    3,942,400
              EOG Resources, Inc.                200,000    7,940,000
              Noble Affiliates Inc.              125,000    4,506,250
              Occidental Petroleum Corp.         175,000    5,248,250
              Ocean Energy, Inc.                 550,000   11,918,500
              Pioneer Natural Resources Co.
               (B)(C)                            235,000    6,121,750
              Stone Energy Corp. (B)(C)          104,300    4,198,075
                                                         ------------
                                                           65,052,145
                                                         ------------
             Distributors -- 15.5%
              Atmos Energy Corp. (B)             139,500    3,269,880
              Duke Energy Corp. 8.25% Conv.
               Pfd. due 2004 (B)                 160,000    3,600,000
              Duke Energy Corp. (B)              100,000    3,110,000
              El Paso Corp. (B)                  300,000    6,183,000
              Energen Corp.                      250,000    6,875,000
              Equitable Resources Inc.           361,000   12,382,300
              Keyspan Corp. (B)                  220,000    8,283,000
              Kinder Morgan, Inc. (B)            162,500    6,178,250
              National Fuel Gas Co.              200,000    4,502,000

                                                Shares   Value (A)
                                                ------- ------------

               New Jersey Resources, Inc.       277,500 $  8,283,375
               Northwestern Corp. (B)           200,000    3,390,000
               Questar Corp.                    268,000    6,619,600
               TECO Energy, Inc. (B)            200,000    4,950,000
               Williams Companies 9.0%
                FELINE PACS due 2005            120,000    1,509,600
               Williams Companies, Inc.         200,000    1,198,000
                                                        ------------
                                                          80,334,005
                                                        ------------
              Services -- 11.5%
               BJ Services Co. (B)(C)           400,000   13,552,000
               Core Laboratories N.V. (C)       209,400    2,516,988
               GlobalSantaFe Corp. (B)          200,000    5,470,000
               Grant Prideco Inc. (C)           308,000    4,188,800
               Nabors Industries, Ltd. (C)      200,000    7,030,000
               Noble Corp. (C)                   50,000    1,930,000
               Schlumberger Ltd.                229,400   10,667,100
               Transocean Sedco Forex Inc.      200,000    6,230,000
               Weatherford International,
                Ltd. (B)(C)                     190,000    8,208,000
                                                        ------------
                                                          59,792,888
                                                        ------------
             Basic Industries -- 11.1%
              Basic Materials & Other -- 6.5%
               Albemarle Corp.                   15,000      461,250
               Arch Coal Inc. (B)               175,000    3,974,250
               Engelhard Corp.                  200,000    5,664,000
               General Electric Co.             350,000   10,167,500
               Philadelphia Suburban Corp.      300,000    6,060,000
               Rohm & Haas Co.                  180,000    7,288,200
                                                        ------------
                                                          33,615,200
                                                        ------------
              Paper and Forest Products -- 4.6%
               Boise Cascade Corp. 7.5% ACES
                due 2004                         51,000    2,731,050
               Boise Cascade Corp.              205,000    7,078,650
               Meadwestvaco Corp.               210,000    7,047,600
               Temple-Inland Inc. (B)           120,000    6,943,200
                                                        ------------
                                                          23,800,500
                                                        ------------
           Total Stocks And Convertible Securities
              (Cost $272,016,655) (D)                    459,763,606
                                                        ------------

--------------------------------------------------------------------------------

                                 June 30, 2002



                                                 Prin. Amt. Value (A)
                                                 ---------- ----------

          Short-Term Investments -- 11.0%
             U.S. Government Obligations -- 1.3%
              U.S. Treasury Bills,
               1.68%, due 8/22/02                $7,000,000 $6,983,013
                                                            ----------
             Commercial Paper -- 9.7%
              ChevronTexaco Corp.,
               1.75%, due 7/16/02                 6,000,000  5,995,625
              Coca-Cola Co.,
               1.73%, due 7/18/02                 2,950,000  2,947,590
              GMAC MINT,
               1.80%, due 8/8/02                  2,000,000  1.996,200
              GMAC New Center Asset Trust,
               1.79%, due 7/23/02                 3,000,000  2,996,718
              General Electric Capital Corp.,
               1.70-1.76%,
               due 7/9/02-7/11/02                 5,000,000  4,997,819
              Gillette Co.,
               1.70%, due 7/29/02                 4,875,000  4,868,554
              IBM Corp.,
               1.69-1.74%,
               due 7/18/02-7/25/02                5,000,000  4,995,105

                                                Prin. Amt.  Value (A)
                                                ---------- ------------

             Procter & Gamble Co.,
              1.70%, due 7/31/02                $3,550,000 $  3,544,971
             Schering Corp., 1.70%, due
              8/26/02                            4,775,000    4,762,373
             Verizon Network Funding
              Corp., 1.72%, due 7/16/02          5,000,000    4,996,417
             Wells Fargo Financial, Inc.,
              1.74-1.75%,
              due 8/6/02-8/20/02                 8,100,000    8,082,454
                                                           ------------
                                                             50,183,826

                                                           ------------
         Total Short-Term Investments
            (Cost $57,166,839)                               57,166,839
                                                           ------------
         Total Investments -- 99.6%
            (Cost $329,183,494)                             516,930,445
            Cash, receivables and other
             assets, less liabilities -- 0.4%                 2,197,812
                                                           ------------
         Net Assets--100.0%                                $519,128,257
                                                           ============

--------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) All or a portion of these securities is on loan. See Note 7 to Financial Statements.
(C) Presently non-dividend paying.
(D) The aggregate market value of stocks held in escrow at June 30, 2002 covering open call option contracts written was $2,598,700. In addition, the aggregate market value of securities segregated by the custodian required to collateralize open put option contracts written was $3,262,500.

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (hereafter referred to as the "Corporation") at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
July 10, 2002

                       CHANGES IN PORTFOLIO SECURITIES*
--------------------------------------------------------------------------------

                  During the Three Months Ended June 30, 2002


                                                         Shares
                                           ----------------------------------
                                                                    Held
                                           Additions Reductions June 30, 2002
                                           --------- ---------- -------------
  Albemarle Corp..........................   15,000                 15,000
  ChevronTexaco Corp......................   30,000                300,000
  GlobalSantaFe Corp......................   20,000                200,000
  Noble Corp..............................   50,000                 50,000
  Philadelphia Suburban Corp..............  180,000                300,000
  Pioneer Natural Resources Co............   35,000                235,000
  Rohm & Haas Co..........................   50,000                180,000
  Dynegy, Inc. Class A....................            175,000        --
  Engelhard Corp..........................             50,000      200,000
  Murphy Oil Corp.........................             10,000       83,500
  Royal Dutch Petroleum Co................             60,000      720,000
  "Shell" Transport & Trading Co., plc ADR             50,000      150,000

--------
* In our previous quarterly reports, this unaudited schedule disclosed only "principal changes" in portfolio securities. We have changed this schedule to reflect all purchases and sales of portfolio securities during the quarter.
                               -----------------

FORWARD-LOOKING STATEMENTS

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities and Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are the performance of the portfolio of stocks held by the Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Corporation will trade in the public markets, and other factors discussed in the Corporation's periodic filings with the Securities and Exchange Commission.

 This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in this report. The rates of return will vary and the market value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                                     Dividends    Distributions
                                            Net         from          from
                                           Asset   Net Investment Net Realized
                 Value of      Shares    Value per     Income         Gains
 December 31    Net Assets  Outstanding*  Share*     per Share*    per Share*
 -----------   ------------ ------------ --------- -------------- -------------
 1992......... $320,241,282  17,369,255   $18.44        $.51          $ .82
 1993.........  355,836,592  18,010,007    19.76         .55            .87
 1994.........  332,279,398  18,570,450    17.89         .61            .79
 1995.........  401,404,971  19,109,075    21.01         .58            .81
 1996.........  484,588,990  19,598,729    24.73         .55            .88
 1997.........  566,452,549  20,134,181    27.64         .51           1.04
 1998.........  474,821,118  20,762,063    22.87         .52           1.01
 1999.........  565,075,001  21,471,270    26.32         .48           1.07
 2000.........  688,172,867  21,053,644    32.69         .39           1.35
 2001.........  526,491,798  21,147,563    24.90         .43           1.07
 June 30, 2002  519,128,257  21,147,563    24.55         .30+           .09

--------
* Prior years have been adjusted to reflect the 3-for-2 stock split effected in October, 2000.
+ Paid or declared.
                               -----------------

                                 Common Stock
                     Listed on the New York Stock Exchange
                           and the Pacific Exchange
                       Petroleum & Resources Corporation
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                  Telephone: (410) 752-5900 or (800) 638-2479
                      Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP
              Transfer Agent, Registrar & Custodian of Securities
                             The Bank of New York
                              101 Barclay Street
                              New York, NY 10286
          The Bank's Shareholder Relations Department: (866) 723-8330
                     E-mail: Shareowner-svcs@bankofny.com

                     SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and
(b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECT/SM/*

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

                            Initial Enrollment $7.50

A one-time fee for new accounts who are not currently registered holders.

                  Optional Cash Investments
                   Service Fee            $2.50 per investment
                   Brokerage Commission        $0.05 per share
                  Reinvestment of Dividends**
                   Service Fee          10% of amount invested
                             (maximum of $2.50 per investment)
                   Brokerage Commission        $0.05 per share

            Sale of Shares
             Service Fee                                     $10.00
             Brokerage Commission                   $0.05 per share
            Deposit of Certificates for safekeeping        Included
            Book to Book Transfers                         Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

              Initial minimum investment (non-holders)    $500.00
              Minimum optional investment
                (existing holders)                         $50.00
              Electronic Funds Transfer (monthly
                minimum)                                   $50.00
              Maximum per transaction                  $25,000.00
              Maximum per year                               NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders
For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in the Plan or contact The Bank of New York about the BuyDIRECT Plan.

                               -----------------
The Corporation                    The Transfer Agent
Petroleum & Resources Corp.        The Bank of New York
Lawrence L. Hooper, Jr.,           Shareholder Relations
                                     Dept.-8W
Vice President, Secretary and      P.O. Box 11258
  General Counsel                  Church Street Station
Seven St. Paul Street, Suite 1140  New York, NY 10286
Baltimore, MD 21202                (866) 723-8330
(800) 638-2479
Website:                           Website: http://stock.bankofny.com
www.peteres.com                    E-mail:
E-mail:                            Shareowner-svcs@
contact@peteres.com                bankofny.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution may be made in newly issued shares of common stock. There would be no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.